UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 28, 2013

AZTECA ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-54443	45-2487011
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 N. Beverly Drive, Suite 300

Beverly Hills, CA 90210

(Address of principal executive office)

Registrant’s telephone number, including area code: (310) 553-7009

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 28, 2013, Azteca Acquisition Corporation (“Azteca”) issued a press release announcing that the record date for the special meeting of its stockholders to approve its previously announced merger with Cine Latino, Inc. (“Cinelatino”) and InterMedia Español Holdings, LLC (“WAPA”), and the special meeting of its public warrantholders to approve the amendment of certain terms of its warrants, will be March 10, 2013, as of 5:00 p.m. (the “Record Date”).  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Azteca on February 28, 2013

Additional information

On January 22, 2013, Azteca, WAPA, Cinelatino, Hemisphere Media Group, Inc. (“Hemisphere”), Hemisphere Merger Sub I, LLC, Hemisphere Merger Sub II, Inc. and Hemisphere Merger Sub III, Inc., entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for the combination of Azteca, WAPA and Cinelatino (the “Transaction”) as indirect wholly-owned subsidiaries of Hemisphere, which will be a parent holding company.  Azteca has held and will continue to hold presentations for certain stockholders of Azteca, as well as other persons who might be interested in investing in Azteca’s securities, in connection with the proposed Transaction.

On January 25, 2013, in connection with the proposed Transaction, Hemisphere filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that includes a preliminary proxy statement of Azteca that also constitutes a prospectus of Hemisphere (the “Registration Statement”).  Investors and Azteca stockholders and warrantholders are urged to read the proxy statement/prospectus regarding the Transaction, the Merger Agreement and the proposed Assignment, Assumption and Amendment of Warrant Agreement (the “Warrant Amendment”) because it contains important information regarding Hemisphere and Azteca, the Transaction, the Merger Agreement, the Warrant Amendment and related matters.  The definitive proxy statement/prospectus will be mailed to stockholders and warrantholders of Azteca when it becomes available.  When available, you will be able to obtain copies of all documents regarding the Transaction, the Merger Agreement, the Warrant Amendment and other documents filed by Azteca or Hemisphere with the SEC, free of charge, at the SEC’s website (www.sec.gov) or by sending a request to Azteca, 421 N. Beverly Drive, Suite 300, Beverly Hills, CA 90210, or by calling Azteca at (310) 553-7009.

Azteca, Cinelatino, WAPA and Hemisphere and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Azteca stockholders and warrantholders in connection with the Transaction under the rules of the SEC. Information about the directors and executive officers of Azteca may be found in its Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on March 21, 2012. Information about the directors and executive officers of Cinelatino, WAPA and Hemisphere and the interests of these participants in the Transaction are included in the Registration Statement (and will be included in the definitive proxy statement/prospectus for the proposed Transaction).

Forward-looking statements

This report may contain certain statements about Azteca, Cinelatino, WAPA and Hemisphere that are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this report may include statements about the expectations that the proposed Transaction can be effected before April 6, 2013, the date by which Azteca is required to consummate an initial business combination, or commence liquidation, the expected effects on Azteca, Cinelatino, WAPA and Hemisphere of the proposed Transaction, the anticipated timing and benefits of the proposed Transaction, the anticipated standalone or combined financial results of Azteca, Cinelatino, WAPA and Hemisphere and all other statements in this report other than historical facts. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “expect,” “positioned,” “strategy,” “future,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the current expectations of the management of Azteca, Cinelatino, WAPA and Hemisphere (as the case may be) and are subject to uncertainty and changes in circumstance and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include: (1) the ability to have the Registration Statement declared effective by the SEC with sufficient time to hold a meeting of the Azteca stockholders and public warrantholders prior to April 6, 2013; (2) the satisfaction of the conditions to the proposed Transaction and other risks related to the completion of the proposed Transaction and actions related thereto; (3) the ability of Azteca, Cinelatino, WAPA and Hemisphere to complete the Transaction on anticipated terms and schedule, including the ability to obtain stockholder or regulatory approvals of the Transaction and related transactions; (4) risks relating to any unforeseen liabilities of Azteca, Cinelatino, WAPA and Hemisphere; (5) the amount of redemptions made by Azteca stockholders; (6) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; businesses and management strategies and the expansion and growth of the operations of Azteca, Cinelatino, WAPA and Hemisphere; (7) Cinelatino’s and WAPA’s ability to integrate successfully after the proposed Transaction and achieve anticipated synergies; (8) the risk that disruptions from the transaction will harm Cinelatino’s and WAPA’s businesses; (9) Azteca’s, Cinelatino’s, WAPA’s plans, objectives, expectations and intentions generally; and (10) other factors detailed in Azteca’s reports filed with the SEC, including its Annual Report on Form 10-K under the caption “Risk Factors.” Forward-looking statements included herein are made as of the date hereof, and none of Azteca, Cinelatino, WAPA or Hemisphere undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZTECA ACQUISITION CORPORATION
Date: March 1, 2013

	By:	/s/ JUAN PABLO ALBÁN
	Name:	Juan Pablo Albán
	Title:	Executive Vice President & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Azteca on February 28, 2013